Disposition of Long-Term Apartment Rental Business - Schedule of Reconciliation of Major Classes of Assets and Liabilities (Details) ¥ in Thousands	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Sep. 30, 2023 CNY (¥)
Current assets of discontinued operations
Cash, cash equivalents and restricted cash			¥ 815
Accounts receivable, net			2,409
Other current assets			64,506
Property and equipment, net			183
Other assets			9,590
Total current assets of discontinued operations			77,789
Accounts payable			157,613
Deferred revenue			99,230
Short-term debt			103,552
Rental instalment loans			15,756
Deposits from tenants			29,723
Accrued expenses and other current liabilities			102,608
Total liabilities of discontinued operations			509,433
Related Party [Member]
Current assets of discontinued operations
Amounts due from related parties			286
Amounts due to related parties			¥ 951